Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Zond-PanAero Windsystem Partners I (the "Partnership") on Form 10-Q for the three months ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric D. Gadd, Chief Executive Officer of Zond Windsystems Management LLC, as General Partner of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, except that the Report was not timely filed; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership for the three months ended March 31, 2003.


Date: May 10, 2004
                                 /s/ ERIC D. GADD
                                 ------------------------------
                                 Eric D. Gadd
                                 Chief Executive Officer
                                 Zond Windsystems Management LLC, as General
                                 Partner of Zond-PanAero Windsystem Partners I